UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2018

STRATA SKIN SCIENCES, INC.
(Exact Name of Registrant Specified in Charter)

Delaware	000-51481	13-3986004
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

100 Lakeside Drive, Suite 100, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   215-619-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

Closing of Equity Financing Agreements

On May 29, 2018, STRATA Skin Sciences, Inc. (the "Company") completed the sale and issuance of 15,740,741 shares of the Company's common stock, subject to customary post-closing adjustments, to a group of investors led by Accelmed Growth Partners L.P. ("Accelmed") for gross proceeds of $17.0 million at a per share price of $1.08. The Company incorporates by reference the description of the securities purchase agreements set forth in the Company's Form 8-K current report filed with the Securities and Exchange Commission (the "SEC") on April 2, 2018.

Fourth Amendment – MidCap Credit and Security Agreement
On May 29, 2018, we entered into a Fourth Amendment to Credit and Security Agreement (the "MidCap Amendment") with Midcap Financial Trust ("MidCap"), pursuant to which the Company repaid $3.0 million in principal of the existing $10.6 million credit facility established with MidCap in 2015. The terms of the credit facility have been amended to impose less restrictive covenants and lower prepayment and exit fees for the Company. The description of the MidCap Amendment is qualified in its entirety by reference to the Exhibit 10.1 filed with this Form 8-K report.
Item 3.02  Unregistered Sale of Securities.

The Company incorporates by reference the description set forth in Item 1.01 regarding the issuances of shares of the Company's common stock under the securities purchase agreements for gross proceeds of $17.0 million at a per share price of $1.08. A description of the issuance of the shares of the Company's common stock in the closing under the stock purchase agreements is as follows:

Names of Purchasers	Per Share Purchase Price	Gross Proceeds	No. of Shares Issued

AGP SPVI, L.P.	$1.08	$13,000,000	12,037,037
Broadfin Healthcare Master Fund, Ltd.	$1.08	$1,000,000	925,926
Sabby Volatility Warrant Master Fund	$1.08	$750,000	694,444
Sabby Healthcare Master Fund, Ltd.	$1.08	$250,000	231,482
Dolev Rafaeli	$1.08	$1,000,000	925,926
Gohan Investments Ltd.	$1.08	$1,000,000	925,926

The Company relied upon the exemption from registration under the Securities Act of 1933 (the "1933 Act") afforded by Section 4(a)(2) of the 1933 Act, transactions by an issuer not involving any public offering.

Item 5.01.  Changes in Control of Registrant.

The Company incorporates by reference the description of the closing under the securities purchase agreements with the investors set forth in Item 1.01 and Item 3.02 of this Form 8-K report and the description to the changes in the Company's Board of Directors as set forth in Item 5.02 of this Form 8-K report.

Under Nasdaq Listing Rule 5635(b), Nasdaq defines a "change of control" as occurring when, as a result of an issuance, an investor or group would own, or have the right to acquire 20% or more of the outstanding shares of common stock or the voting power of a company, and such ownership or voting power would be the largest ownership position. Upon closing under the Accelmed securities purchase agreement on May 29, 2018, Accelmed holds (a) approximately 36% of the issued and outstanding voting stock of the Company, assuming each of Broadfin and Sabby owns up to 9.99% of the Company's common stock consistent with their "blockers," and (b) approximately 37% of the Company's issued and outstanding capital stock, assuming the conversion of all outstanding shares of Series C Preferred Stock regardless of the "blockers," but not including outstanding stock options and warrants. The Company's stockholders approved the change of control and the issuance of the shares to the investors at the Company's special meeting of stockholders held on May 23, 2018.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes to the Board of Directors

As set forth in the Accelmed Stock Purchase Agreement, on May 23, 2018, directors James Coyne, Frank McCaney, Jeffrey O'Donnell, Sr., David Stone, and Kathryn Swintek resigned their positions as Board members effective with the closing of the equity investment under the securities purchase agreements on May 29, 2018. On May 23, 2018, the full Board of Directors unanimously approved the appointment of Uri Geiger, David Gill, Nachum Shamir, Samuel Rubinstein, and Dolev Rafaeli as Board members to fill the vacancies created by the resignations effective on May 29, 2018. Continuing on as Board members are LuAnn Via and Samuel Navarro.

Mr. Geiger will serve as Chairman of the Board.

The following sets forth certain biographical information concerning the new members of the Company's Board of Directors upon closing of the Transaction:

Uri Geiger

Dr. Uri Geiger, age 50, will become Chairman of the Board of Directors of the Company effective upon closing of the Transaction. Dr. Geiger has served as Managing Partner of Accelmed, a private equity investment firm he co-founded in 2009 focused on medical device companies. Prior to founding Accelmed, Dr. Geiger served as the CEO of Exalenz Bioscience Ltd., a medical technology company, from May 2006 until December 2008. Prior to that,

Dr. Geiger co-founded and was the CEO of GalayOr Networks, a developer of optical components from 2001 until 2003. Dr. Geiger was also the founding partner of Dragon Variation Fund in 2000, one of Israel's first hedge funds, which was sold to Migdal in 2007. Dr. Geiger worked on Wall Street during the 1990s, where he gained a broad understanding of and significant experience in capital markets. Dr. Geiger was formerly an adjunct professor at Tel Aviv University's Recanati School of Business where he lectured on private equity and venture capital and authored the books "Startup Companies and Venture Capital" and "From Concept to Wall Street." Dr. Geiger previously served on the board of directors of EndoChoice Holdings Inc. from January 2014 until March 2016.

Dolev Rafaeli

Dr. Dolev Rafaeli, age 54, was appointed the Company's Interim Chief Executive Officer effective April 10, 2018 and will become the Company's Chief Executive Officer effective upon closing of the Transaction. Dr. Rafaeli has over 25 years of experience in the healthcare, medical device, consumer and industrial services fields. He served as a Member of the Board of Directors of the company that founded the XTRAC, PhotoMedex (Nasdaq and TASE: PHMD) since 2011 and was its CEO from 2006 to 2017. Under his management at PhotoMedex, he oversaw sales growth from $19 million to over $300 million, driven by increases in brand portfolio, distribution channels and M&A transactions. He was President and CEO of Radiancy, a subsidiary of PhotoMedex, from 2006 to 2017. He also served as General Manager of Orbotech in China and Hong Kong, and held senior positions at Motorola. Dr. Rafaeli holds a Ph.D. in Business Administration from Century University in New Mexico, an MBA (with distinction) from Cornell University, Masters Degrees from the Technion in Haifa, Israel and a B.Sc. in Industrial Engineering and Management from the Technion in Israel.

David N. Gill

David N. Gill, age 63, served as the President and Chief Financial Officer of EndoChoice, Inc., a medical device company focused on gastrointestinal disease from April 2016 through the sale of the company in November 2016 and as Chief Financial Officer from August 2014 to April 2016. Previously, he served as the Chief Financial Officer of INC Research, a clinical research organization, from February 2011 to August 2013 after having served as a board member and its audit committee chairman from 2007 to 2010. Mr. Gill was the Chief Financial Officer of TransEnterix, Inc., a medical device company focused on general surgery, from March 2009 to February 2011. Mr. Gill currently serves on the boards of Melinta Therapeutics, Inc., an infectious disease company, Histogenics Corporation, a restorative cellular therapy company, Evolus, Inc, an aesthetics company, and YmAbs Therapeutics, Inc. an immuno-oncology company. Mr. Gill previously served as a director of two public life science companies, LeMaitre Vascular, Inc. and IsoTis OrthoBiologics, Inc. as well as several private life science companies from 2006 to 2009. Earlier in his career Mr. Gill served in a variety of senior executive leadership roles for several medical device and information technology companies including NxStage Medical, CTI Molecular Imaging, Inc., Interland Inc., Novoste Corporation and Dornier Medical. Mr. Gill holds a B.S. degree, cum laude, in Accounting from Wake Forest University and an M.B.A. degree, with honors, from Emory University, and was formerly a certified public accountant.

Shmuel (Samuel) Rubinstein

Shmuel Rubinstein (known by his nickname-Milky) Rubinstein, age 78, has served for over 20 years as the Chief Executive Officer and General Manager of Taro Pharmaceuticals Industries, a NASDAQ traded dermatology company. Under his management, Taro grew to become a multinational company with over 1000 employees worldwide and turnover of close to $450 million. In 2003 Mr. Rubinstein received the Exceptional Industrialist award. During this period he also finished an International Marketing Course at the Wharton School of the University of Pennsylvania. Mr. Rubinstein serves as a board member in Clal Biotechnology Industries, Exalenz, Medison Biotech, Trima Pharma, Myscent Diagnostics, and as consultant to BDO and Sol-Gel Pharma. Mr. Rubinstein is also a director at the Medical Research Fund, The Tel Aviv Sourasky Medical Center and The National Authority for Yiddish Culture.

Nachum (Homi) Shamir

Nachum (Homi) Shamir, age 64, has been the President and Chief Executive Officer of Luminex Corporation since October 2014. Mr. Shamir previously served, from 2006 to 2014, as President and CEO of Given Imaging, a developer, manufacturer, and marketer of diagnostic products for the visualization and detection of disorders of the gastrointestinal tract. Prior to joining Given Imaging, Mr. Shamir was Corporate Vice President of Eastman Kodak Company and President of Eastman Kodak´s Transaction and Industrial Solutions Group. Additionally, he served over 10 years at Scitex Corporation in positions of increasing responsibility, including President and CEO from 2003 to 2004. Prior to Scitex Corporation, Mr. Shamir held senior management positions at various international companies mainly in the Asia Pacific regions. Mr. Shamir currently serves as a director in Luminex Corp (LMNX) and previously served in Given Imaging (GIVN) Congentix Medical (CGNT) and Invendo Medical GMBH. Mr. Shamir holds a Bachelor of Science from the Hebrew University of Jerusalem and a Masters of Public Administration from Harvard University.

Stock Option Grants to CEO and CFO

On May 23, 2018, the Board of Directors granted stock options as follows: (i) stock options to purchase 1,413,249 shares of common stock at an exercise price of $1.66, the closing price of the Company's common stock on the Nasdaq Capital Market on May 23, 2018, to Dolev Rafaeli, the Company's President and Chief Executive Officer pursuant to the terms of his employment agreement and (ii) stock options to purchase 250,000 shares of common stock at an exercise price of $1.66, the closing price of the Company's common stock on the Nasdaq Capital Market on May 23, 2018, to Matthew Hill, the Company's Chief Financial Officer pursuant to the terms of his employment agreement.

Item 5.03. Amendment to Articles of Incorporation or Bylaws.

On May 23, 2018, The Company amended its Fourth Amended and Restated Bylaws pursuant to the provisions of the Securities Purchase Agreement between the Company and Accelmed. The new bylaw provision provides that absent approval by a vote of a majority of non-affiliated stock, with certain exceptions, any transaction between the Company or any of its subsidiaries and Accelmed or any of its affiliates shall require the approval of an independent committee of the Company's Board of Directors and certain other requirements.
After the closing, the Company has agreed under the Accelmed Securities Purchase Agreement to take all corporate actions necessary to further amend the Bylaws to remove the provision prohibiting stockholder action by written consent, board protective provisions, and such other amendments to implement the terms of the Accelmed Securities Purchase Agreement. In addition, after the closing, upon demand of Accelmed, the Company has agreed to take all corporate actions necessary to amend and restate the Company's certificate of incorporation to (i) delete the prohibition on removing directors other than for cause, (ii) providing for preemptive rights to Accelmed, major stockholders, and certain additional investors, (iii) implement customary protective provisions for Accelmed, (iv) remove board protective provisions and (v) delete the designations of the series of preferred stock that have no shares outstanding.
The information provided in this Item 5.03 is qualified in its entirety by reference to the Company's Fourth Amended and Restated Bylaws, as amended, which is filed as Exhibit 3.2 to this Form 8-K report.

Item 7.01.    Regulation FD Disclosure.

On May 29, 2018 the Company issued a press release announcing that it had closed on a $17.0 million investment round, amended a financing agreement, and certain other matters. A copy of the press release is furnished herewith as Exhibit 99.1. On May 29, 2018, the "Company posted an investor presentation to its website at http://investors.strataskinsciences.com/investors/home. A copy of the investor presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of amended Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Safe Harbor Statement
Statements in this report that are not strictly historical in nature constitute "forward-looking statements." Such statements include, but are not limited to, the Company's continuing efforts to implement changes to our business with the goal of enhancing our strategic position in the medical and aesthetic dermatology market; ability to achieve growth in recurring revenues and other business sectors, ability to achieve and sustain a successful direct to customer marketing strategy and execution of that strategy, and the ability to obtain regulatory approval and then develop a market. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results expressed or implied by such forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement. The Company is providing this information as of this date and does not undertake any obligation to update any forward-looking statements contained in this report as a result of new information, future events or otherwise.

Item 9.01.          Financial Statements and Exhibits.

Exhibit No.         Exhibit Description

3.2	Fourth Amended and Restated Bylaws of Strata Skin Sciences, Inc. (Adopted July 15, 2015, as amended January 5, 2016 and May 23, 2018).
10.1	Fourth Amendment to Credit and Security Agreement.
99.1	Press release Dated May 29, 2018.
99.2	Investor Presentation.

EXHIBIT INDEX

Exhibit No          Exhibit Description

3.2	Fourth Amended and Restated Bylaws of Strata Skin Sciences, Inc. (Adopted July 15, 2015, as amended January 5, 2016 and May 23, 2018).
10.1	Fourth Amendment to Credit and Security Agreement.
99.1	Press release Dated May 29, 2018.
99.2	Investor Presentation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
STRATA SKIN SCIENCES, INC.

By:	/s/ Dolev Rafaeli
Dolev Rafaeli
President and Chief Executive Officer

Date May 29, 2018